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                                                                      EXHIBIT 23
                        CONSENT OF INDEPENDENT AUDITORS
     We consent to the incorporation by reference in Registration Statement Nos. 33-59926, 33-60314, 33-19274, 33-50543, 33-50715, 33-50617 and 33-52479 of Duke
Power Company on Form S-3 and Registration Statement No. 2-72172 of Duke Power Company on Form S-8 of our report dated February 11, 1994, appearing in this Form 10-K of Duke Power Company for the year ended December 31, 1993.
                                          DELOITTE & TOUCHE
                                          DELOITTE & TOUCHE
Charlotte, North Carolina
March 29, 1994
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